Registration No. 002-96605

As Filed with the Securities and Exchange Commission on May 1, 2014

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 13 to

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

Independence Variable Life Separate Account
Registrant

Independence Life and Annuity Company
Depositor

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-888-594-2654
Depositor's Telephone Number

William T. Evers
Assistant Vice President and Senior Counsel
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.
☑ on May 1, 2014 pursuant to paragraph (b) of Rule 485.
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐ on July 27, 2009 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Single Premium Variable Life Insurance Policies

Approximate date of proposed public offering:
☐ Check box if it is proposed that the filing will become effective on (date) at (time) pursuant to Rule 487.

This Amendment No. 13 to the Registration Statement on Form S-6 (the "Registration Statement") (File No. 002-96605) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, in order to add a supplement to the prospectus filed with Post-Effective Amendment No. 11 to the Registration Statement, which was filed on April 28, 1995. This Amendment does not otherwise delete, amend, or supersede any prospectus, exhibit, or other information contained in Post-Effective Amendment No. 11 to the Registration Statement.

PART A

SUPPLEMENT DATED MAY 1, 2014

TO PROSPECTUS DATED MAY 1, 1995
FOR VARIABLE LIFE INSURANCE POLICY

ISSUED BY INDEPENDENCE LIFE AND ANNUITY COMPANY
INDEPENDENCE VARIABLE LIFE SEPARATE ACCOUNT

Effective August 2, 2013, Clarendon Insurance Agency, Inc., as successor in interest of Keyport Financial Services Corp., resigns as the designated principal underwriter for the Policy and is replaced by Sun Life Financial Distributors, Inc.

The audited financial statements for Independence Life and Annuity Company and Independence Variable Life Separate Account are included.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Independence Variable Life Separate Account and the Board of Directors of Independence Life and Annuity Company (the “Sponsor”):

We have audited the accompanying statement of assets and liabilities of Columbia Variable Portfolio - Asset Allocation Fund, (Class 1) Sub-Account, Columbia Variable Portfolio – Cash Management Fund, (Class 1) Sub-Account, Columbia Variable Portfolio - Dividend Opportunity Fund, (Class 1) Sub-Account, Columbia Variable Portfolio - International Opportunity Fund, (Class 1) Sub-Account, Columbia Variable Portfolio - Large Cap Growth Fund, (Class 1) Sub-Account, Columbia Variable Portfolio - Small Company Growth Fund, (Class 1) Sub-Account, Columbia Variable Portfolio - Strategic Income Fund, (Class 1) Sub-Account, and Columbia Variable Portfolio – U.S. Government Mortgage VA Fund, (Class 1) Sub-Account of Independence Variable Life Separate Account (collectively the "Sub-Accounts"), as of December 31, 2013, and the related statements of operations and the statements of changes in net assets for each of the two years in the period then ended.  We have also audited the accompanying statement of operations of Columbia Variable Portfolio - Money Market Fund, (Class 1) Sub-Account for the period from January 1, 2013 to April 26, 2013 (date of fund merger) and the statement of changes in net assets for the period January 1, 2013 to April 26, 2013 (date of fund merger) and the year ended December 31, 2012. These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2013, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 30, 2014

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

Assets:	Shares	Cost	Value
Investments at fair value:

Columbia Variable Portfolio - Asset Allocation Fund, (Class 1) Sub-Account (CAA)	887,160	$ 11,995,472	$ 13,351,753
Columbia Variable Portfolio - Cash Management Fund, (Class 1) Sub-Account (FFT)	1,342,750	1,342,750	1,342,750
Columbia Variable Portfolio - Dividend Opportunity Fund, (Class 1) Sub-Account (CV6)	99,759	1,435,537	1,811,630
Columbia Variable Portfolio - International Opportunity Fund, (Class 1) Sub-Account (CV3)	85,755	1,136,257	1,246,023
Columbia Variable Portfolio - Large Cap Growth Fund, (Class 1) Sub-Account (CV5)	1,646,513	12,428,578	17,074,342
Columbia Variable Portfolio - Small Company Growth Fund, (Class 1) Sub-Account (CGA)	133,060	2,373,097	2,421,694
Columbia Variable Portfolio - Strategic Income Fund, (Class 1) Sub-Account (SIA)	109,002	1,143,365	955,947
Columbia Variable Portfolio - U.S. Government Mortgage VA Fund, (Class 1) Sub-Account (AAB)	392,655	4,056,127	4,012,935
Total investments		35,911,183	42,217,074

Total assets		$ 35,911,183	$ 42,217,074

Liabilities:
Payable to Sponsor			$ -

Total liabilities			-

Net assets			$ 42,217,074

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

	Variable Life Contracts
	Units	Value
Net Assets:

CAA	18,113	$ 13,351,753
FFT	134,815	1,342,750
CV6	145,871	1,811,630
CV3	110,017	1,246,023
CV5	1,259,834	17,074,342
CGA	6,960	2,421,694
SIA	3,033	955,947
AAB	404,544	4,012,935

Total net assets		$ 42,217,074

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

Income:	CAA Sub-Account	FFT Sub-Account	CV6 Sub-Account

Dividend income	$ 305,625	$ 97	$ -
Expenses:
Mortality and expense risk charges	(77,026)	(5,836)	(11,825)
Cost of insurance charges	(253,692)	(26,595)	(43,756)
Net investment income (loss)	(25,093)	(32,334)	(55,581)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	28,601	-	80,109
Realized gain distributions Net realized gains (losses)	-	-	-
	28,601	-	80,109
Net change in unrealized appreciation (depreciation)	1,815,699	-	385,407
Net realized and change in unrealized gains (losses)	1,844,300	-	465,516
Increase (decrease) from operations	$ 1,819,207	$ (32,334)	$ 409,935

Income:	CV3 Sub-Account	CV5 Sub-Account	SMM Sub-Account¹

Dividend income	$ 24,131	$ -	$ 114
Expenses:
Mortality and expense risk charges	(8,118)	(92,674)	(2,737)
Cost of insurance charges	(20,266)	(277,600)	(13,339)
Net investment income (loss)	(4,253)	(370,274)	(15,962)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	37,469	173,162	-
Realized gain distributions Net realized gains (losses)	-	-	-
	37,469	173,162	-
Net change in unrealized appreciation (depreciation)	208,147	3,914,111	-
Net realized and change in unrealized gains (losses)	245,616	4,087,273	-
Increase (decrease) from operations	$ 241,363	$ 3,716,999	$ (15,962)

¹ This Sub-Account was closed and merged into new Sub-Account FFT on April 26, 2013, and therefore, the Statement of Operations  is for the period January 1, 2013 to April 26, 2013 (date of fund merger).  This Sub-Account does not appear on the Statement of Assets and Liabilities as of December 31, 2013. See note 1.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

Income:	CGA Sub-Account	SIA Sub-Account	AAB Sub-Account

Dividend income	$ 1,975	$ 41,861	$ 31,517
Expenses:
Mortality and expense risk charges	(11,395)	(6,076)	(25,139)
Cost of insurance charges	(42,247)	(25,452)	(78,163)
Net investment income (loss)	(51,667)	10,333	(71,785)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	32,981	6,792	2,356
Realized gain distributions Net realized gains (losses)	-	23,743	-
	32,981	30,535	2,356
Net change in unrealized appreciation (depreciation)	598,720	(66,747)	(110,556)
Net realized and change in unrealized gains (losses)	631,701	(36,212)	(108,200)
Increase (decrease) from operations	$ 580,034	$ (25,879)	$ (179,985)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	CAA Sub-Account		FFT Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (25,093) (77,708)	$ (77,708) (77,708)	$ (32,334) (56,972)	$ - (56,972)
Net realized gains (losses)	28,601	(81,038)	-	-
Net change in unrealized appreciation (depreciation)	1,815,699	1,347,505	- 280,871	- 280,871
Net increase (decrease) from operations	1,819,207	1,188,759	(32,334)	-
Contract Owner Transactions:
Transfers between Sub-Accounts
(including the Fixed Account), net	(61,976)	(160,472)	1,423,513	-
Withdrawals and surrenders	(828,662)	(1,008,955)	(46,092)	-
Contract loans	(332,987)	257,448	(2,337)	-
Net increase (decrease) from contract owner transactions	(1,223,625)	(911,979)	1,375,084	-
Total increase (decrease) in net assets	595,582	276,780	1,342,750	-
Net assets at beginning of year	12,756,171	12,479,391	-	-
Net assets at end of year	$ 13,351,753	$ 12,756,171	$ 1,342,750	$ -

	CV6 Sub-Account		CV3 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ (55,581) (10,952)	$ (56,972) (10,952)	$ (4,253) (347,566)	$ (10,952)
Net realized gains (losses)	80,109	(12,420)	37,469	1,466
Net change in unrealized appreciation (depreciation)	385,407	280,871	208,147	166,079
Net increase (decrease) from operations	409,935	211,479	241,363	156,593
Contract Owner Transactions:
Transfers between Sub-Accounts
(including the Fixed Account), net	(18,254)	(7,508)	(224,118)	272,109
Withdrawals and surrenders	(470,740)	(300,850)	(71,526)	(68,983)
Contract loans	(14,758)	8,820	(76,158)	7,568
Net increase (decrease) from contract owner transactions	(503,752)	(299,538)	(371,802)	210,694
Total increase (decrease) in net assets	(93,817)	(88,059)	(130,439)	367,287
Net assets at beginning of year	1,905,447	1,993,506	1,376,462	1,009,175
Net assets at end of year	$ 1,811,630	$ 1,905,447 367,287	$ 1,246,023	$ 1,376,462

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	CV5 Sub-Account		SMM Sub-Account2
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (370,274) (56,514)	$ (347,566) (56,514)	$ (15,962) (25,093) (56,514)	$ (56,514) (77,708) (56,514)
Net realized gains (losses)	173,162	7,320	-	-
Net change in unrealized appreciation (depreciation)	3,914,111	2,415,464	-	-
Net increase (decrease) from operations	3,716,999	2,075,218	(15,962)	(56,514)
Contract Owner Transactions:
Transfers between Sub-Accounts
(including the Fixed Account), net	149,369	304,164	(1,423,926)	(206,686)
Withdrawals and surrenders	(536,813)	(655,661)	(9,091)	(445,885)
Contract loans	(104,335)	27,579	(3,626)	(30,926)
Net increase (decrease) from contract owner transactions	(491,779)	(323,918)	(1,436,643)	(683,497)
Total increase (decrease) in net assets	3,225,220	1,751,300	(1,452,605)	(740,011)
Net assets at beginning of year	13,849,122	12,097,822	1,452,605	2,192,616
Net assets at end of year	$ 17,074,342	$ 13,849,122	$ - (56,514)	$ 1,452,605 (56,514)

	CGA Sub-Account		SIA Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (51,667) (65,538)	$ (65,538) (65,538)	$ 10,333 13,915	$ 13,915 13,915
Net realized gains (losses)	32,981	3,818	30,535 5,163	5,163
Net change in unrealized appreciation (depreciation)	598,720	165,184	(66,747) 76,102	76,102
Net increase (decrease) from operations	580,034	103,464	(25,879)	95,180
Contract Owner Transactions:
Transfers between Sub-Accounts
(including the Fixed Account), net	373,042	243,920	(105,074)	19,000
Withdrawals and surrenders	(195,808)	(63,130)	(35,038)	(91,028)
Contract loans	1,800	14,270	(477)	17,841
Net increase (decrease) from contract owner transactions	179,034	195,060	(140,589)	(54,187)
Total increase (decrease) in net assets	759,068	298,524	(166,468)	40,993
Net assets at beginning of year	1,662,626	1,364,102	1,122,415	1,081,422
Net assets at end of year	$ 2,421,694	$ 1,662,626	$ 955,947	$ 1,122,415

2 This Sub-Account was closed and merged into new Sub-Account FFT on April 26, 2013, and therefore, the Statement of Changes in Net Assets is for the period January 1, 2013 to April 26, 2013 (date of fund merger) and the year ended December 31, 2012.  This Sub-Account does not appear on the Statement of Assets and Liabilities as of December 31, 2013. See note 1.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	AAB Sub-Account
	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ (71,785) (74,861)	$ (74,861) (74,861)
Net realized gains (losses)	2,356	3,639
Net change in unrealized appreciation (depreciation)	(110,556)	22,690
Net increase (decrease) from operations	(179,985)	(48,532)
Contract Owner Transactions:
Transfers between Sub-Accounts
(including the Fixed Account), net	(195,832)	(35,228)
Withdrawals and surrenders	(86,870)	(167,518)
Contract loans	59,050	8,292
Net increase (decrease) from contract owner transactions	(223,652)	(194,454)
Total increase (decrease) in net assets	(403,637)	(242,986)
Net assets at beginning of year	4,416,572	4,659,558
Net assets at end of year	$ 4,012,935	$ 4,416,572

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2013

1. BUSINESS AND ORGANIZATION

Independence Variable Life Separate Account (the “Variable Account”) is a separate account of Independence Life and Annuity Company (the “Sponsor”), and was established as a funding vehicle to receive and invest premium payments under variable life insurance contracts (the “Contracts”) issued by the Sponsor.  There is currently one funding vehicle available to the Variable Account, the Columbia Funds Variable Insurance Trust.  Effective December 10, 2012, after receiving regulatory approval, the Sponsor redomesticated from the State of Rhode Island to the State of Delaware.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Department of Insurance.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended.  The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. The portion of the Variable Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

In December 2012, the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) approved the  extraordinary distribution of all the issued and outstanding shares of the Sponsor to an affiliate, Sun Life of Canada (U.S.) Holdings, Inc.  Sun Life (U.S.) received regulatory approval and the Sponsor was distributed effective January 1, 2013.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
AAB	Columbia Variable Portfolio –Short Duration US Government Fund, (Class 1)	April 29, 2013

A summary of Sub-Accounts held by the contract owners of the Variable Account that were closed or part of a fund merger during the current year, is as follows:

Sub-Account	Closed Fund Name	Effective Date
SMM	Columbia Variable Portfolio –Money Market Fund, (Class 1)	April 26, 2013

Sub-Account	New Merged Fund Name	Effective Date
FFT	Columbia Variable Portfolio –Cash Management Fund, (Class 1)	April 26, 2013

A summary of the commencement dates related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
FFT	April 26, 2013
CV6	May 2, 2011
CV3	May 2, 2011
CV5	May 2, 2011
AAB	May 2, 2011

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value as of December 31, 2013, and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the last in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in note 5.

Purchase Payments
Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received. The Sponsor maintains a closed block of variable life insurance business. Therefore there are no purchase payments recorded on the Variable Account’s Statement of Changes in Net Assets for the years ended December 31, 2013 and 2012.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions
Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2013. The 2003 through 2012 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments.  Actual results could vary from the amounts derived from management's estimates.

Subsequent events
Management has evaluated events subsequent to December 31, 2013 and through the issuance date of the Variable Account’s financial statements. There are no subsequent events requiring accounting or disclosure.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASU”) 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). The amendments in ASU 2013-08 include an accounting update that modifies the criteria used in defining an investment company under GAAP and sets forth certain measurement and disclosure requirements. This update requires an investment company to measure non-controlling interests in another investment company at fair value and requires an entity to disclose the fact that it is an investment company, and provide information about changes, if any, in its status as an investment company. An entity will also need to include disclosures around financial support that has been provided or is contractually required to be provided to any of its investees. The new guidance is effective for annual reporting periods beginning on or after January 1, 2014. The Variable Account does not believe that this will have a material impact on the financial statements.

In October 2012, FASB issued ASU 2012-04, “Technical Corrections and Improvements”.  The amendments in this update cover a wide range of Topics in the Codification. The technical corrections (Section A) are divided into three main categories: (1) Source literature amendments – amendments to carry forward the original intent of certain pre-Codification authoritative literature that was inadvertently altered during the Codification process, (2) Guidance clarification and reference corrections – changes in wording and references to avoid misapplication or misinterpretation of guidance, and (3) Relocated guidance – moving guidance from one part of the Codification to another to correct instances in which the scope of pre-Codification guidance may have been unintentionally narrowed or broadened during the Codification process. The purpose of Section B of ASU 2012-04 is to conform the use of the term “fair value” throughout the Codification “to fully reflect the fair value measurement and disclosure requirements” of ASC Topic 820 “Fair Value Measurement”. ASU 2012-04 included certain amendments that are subject to transition guidance effective for fiscal periods beginning after December 15, 2012. The Variable Account adopted the amendments of ASU 2012-04 on January 1, 2013.  The adoption did not impact the Variable Account’s financial statements or disclosures.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair Value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, U.S. GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2013, the inputs used to price the Funds are observable and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2013. There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

On December 17, 2012, Sun Life Financial Inc. announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, including all of the issued and outstanding shares of Sun Life (U.S.), the Sponsor's parent company prior to the sale, and its subsidiary Sun Life Insurance and Annuity Company of New York (the "Sale Transaction").  After receiving all regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013.
4. RELATED PARTY TRANSACTIONS (CONTINUED)

In connection with the Sale Transaction, the Sponsor has entered into a new administrative services agreement with its affiliate, Sun Life Assurance Company of Canada ("SLOC") to replace the agreement with Sun Life (U.S.).  Under the agreement, SLOC absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Also in connection with the Sale Transaction, the Sponsor has entered into a new principal underwriter agreement with its affiliate, Sun Life Financial Distributors, Inc.  This agreement replaces the agreement in place prior to the Sale Transaction, with Clarendon Insurance Agency, Inc. ("Clarendon").  Clarendon was a wholly owned subsidiary of the Sun Life (U.S.), and served as the principal underwriter of the variable insurance products issued by the Sponsor.

See additional related party disclosures in notes 1 and 5.

5. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the Variable Account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor.  As of December 31, 2013, the deduction is at an effective annual rate of 0.60% of contract value.

Cost of Insurance Charges
The cost of insurance is deducted annually on the policy anniversary from the Variable Account and varies based on age, sex, and rating class. In general, the cost of insurance charges increases as the insured ages.

6. CONTRACT LOANS

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is recorded on the Variable Account’s Statement of Changes in Net Assets.

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales
CAA	$419,394	$1,668,112
FFT	1,518,043	175,293
CV6	31,014	590,348
CV3	71,764	447,819
CV5	616,107	1,478,161
SMM	15,794	1,468,399
CGA	710,618	583,251
SIA	78,219	184,733
AAB	193,621	489,058

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2013 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
CAA	168	2,382	(2,214)
FFT	151,827	17,012	134,815
CV6	2,806	50,342	(47,536)
CV3	4,662	42,457	(37,795)
CV5	50,838	115,976	(65,138)
SMM	64	5,951	(5,887)
CGA	2,148	1,860	288
SIA	40	560	(520)
AAB	16,578	46,519	(29,941)

The changes in units outstanding for the year ended December 31, 2012 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
CAA	654	2,669	(2,015)
CV6	10,824	46,916	(36,092)
CV3	33,697	12,838	20,859
CV5	61,795	120,540	(58,745)
SMM	195	3,141	(2,946)
AAB	2,834	31,695	(28,861)
CGA	1,369	791	578
SIA	194	460	(266)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding (some of which may be rounded), unit value (some of which may be rounded), net assets, investment income ratio, expense ratio (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For the year ended December 31
		Unit	Net	Investment	Expense	Total
	Units	Value	Assets	Income Ratio1	Ratio2	Return3
CAA
2013	18,113	$ 737.154	$ 13,351,753	2.38%	0.60%	17.46%
2012	20,327	627.557	12,756,171	2.22	0.60	12.35
2011	22,342	558.569	12,479,391	2.58	0.60	(1.44)
2010	24,960	566.721	14,145,247	2.62	0.60	12.75
2009	26,939	502.624	13,540,051	4.02	0.60	23.26
FFT
2013	134,815	9.960	1,342,750	0.01	0.60	(0.40)
CV6
2013	145,871	12.419	1,811,630	-	0.60	26.06
2012	193,407	9.852	1,905,447	-	0.60	13.42
2011	229,499	8.686	1,993,506	-	0.60	(13.14)
CV3
2013	110,017	11.326	1,246,023	1.79	0.60	21.62
2012	147,812	9.312	1,376,462	1.76	0.60	17.15
2011	126,953	7.949	1,009,175	1.31	0.60	(20.51)
CV5
2013	1,259,834	13.553	17,074,342	-	0.60	29.66
2012	1,324,972	10.452	13,849,122	-	0.60	19.55
2011	1,383,717	8.743	12,097,822	-	0.60	(12.57)
SMM
20134	-	-	-	0.01	0.60	(0.18)
2012	5,887	246.738	1,452,605	-	0.60	(0.60)
2011	8,833	248.227	2,192,616	-	0.60	(0.59)
2010	9,488	249.712	2,369,273	0.03	0.60	(0.57)
2009	10,890	251.140	2,735,039	0.27	0.60	(0.36)
CGA
2013	6,960	347.964	2,421,694	0.10	0.60	39.63
2012	6,672	249.201	1,662,626	-	0.60	11.33
2011	6,094	223.836	1,364,102	-	0.60	(6.11)
2010	7,123	238.399	1,698,203	-	0.60	27.61
2009	6,223	186.815	1,162,520	-	0.60	24.91
SIA
2013	3,033	315.216	955,947	4.12	0.60	(0.23)
2012	3,553	315.941	1,122,415	4.44	0.60	11.58
2011	3,819	283.162	1,081,422	9.79	0.60	6.16
2010	6,797	266.727	1,813,037	5.11	0.60	9.77
2009	9,092	242.992	2,209,356	8.42	0.60	19.53
AAB
2013	404,544	9.920	4,012,935	0.75	0.60	(2.41)
2012	434,485	10.165	4,416,572	1.10	0.60	1.08
2011	463,346	10.056	4,659,558	-	0.60	0.56

10. FINANCIAL HIGHLIGHTS (CONTINUED)

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values.

3 Ratio represents the total return for the year indicated, including changes in value of the underlying mutual fund, and expenses assessed through the reduction of units.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

4 Ratios were calculated based on activity from January 1, 2013 through the date of the fund closure (except for the expense ratio which represents the annualized contract expense).  See note 1 for additional disclosure regarding the fund closure.

Independence Life and
Annuity Company
(A Wholly-Owned Subsidiary of Sun Life
of Canada (U.S.) Holdings, Inc.)

Independent Auditors’ Report,
Statutory-Basis Financial Statements as of
December 31, 2013 and 2012 and for the Years
Ended December 31, 2013, 2012 and 2011

INDEPENDENCE LIFE AND ANNUITY COMPANY
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

TABLE OF CONTENTS

                                                                                                                                          Page

INDEPENDENT AUDITORS’ REPORT                                                                                                                                1

Statutory-Basis Statements of Admitted Assets, Liabilities and Capital Stock and Surplus4

Statutory-Basis Statements of Operations                                                                                                                                5

Statutory-Basis Statements of Changes in Capital Stock and Surplus                                                                                                                                6

Statutory-Basis Statements of Cash Flows                                                                                                                                7

Notes to Statutory-Basis Financial Statements                                                                                                                                8

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Independence Life and Annuity Company
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Independence Life and Annuity Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2013 and 2012, the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory basis financial statements are prepared by Independence Life and Annuity Company using the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Delaware.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of
America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Independence Life and Annuity Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Independence Life and Annuity Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012 the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No.10.

Other Matters

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial reflects significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 30, 2014

INDEPENDENCE LIFE AND ANNUITY COMPANY

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS
AS OF DECEMBER 31, 2013 AND 2012

ADMITTED ASSETS	2013	2012	LIABILITIES, CAPITAL STOCK AND SURPLUS	2013	2012
GENERAL ACCOUNT ASSETS:			GENERAL ACCOUNT LIABILITIES:
Debt securities	$132,201,368	$68,782,497	Aggregate reserve for life contracts	$21,664,452	$22,626,262
Cash, cash equivalents and short-term investments	1,991,794	1,946,671	Liability for deposit-type contracts	-	7,246
Contract loans	16,978,386	18,070,934	Contract claims	39,327	189,701
Investment income due and accrued	1,298,763	951,814	Other amounts payable on reinsurance	8,618,454	32,100
Amounts recoverable from reinsurers	150,286	954	Interest maintenance reserve	2,908,763	2,860,288
Funds held by or deposited with reinsured companies	2,089,978,040	-	Commissions and expense allowances payable on reinsurance assumed	961,530	-
Other amounts receivable under reinsurance contracts	9,546,483	-
Net deferred tax asset	199,837	175,839	Transfers from Separate Accounts due or accrued	(411,461)	(412,977)
Other assets	8,353	7,979	Current federal income taxes due or accrued	111,869	174,169
			Remittances and items not allocated	-	34
Total general account assets	2,252,353,310	89,936,688	Asset valuation reserve	365,545	256,286
SEPARATE ACCOUNT ASSETS	42,217,073	38,541,420	Payable to parent and affiliates	537,177	17,516
			Funds held under coinsurance	2,089,978,040	-
			Other liabilities	233,346	-
			Total general account liabilities	2,125,007,042	25,750,625
			SEPARATE ACCOUNT LIABILITIES	42,217,073	38,541,420
			Total liabilities	2,167,224,115	64,292,045

			CAPITAL STOCK AND SURPLUS:
			Common capital stock, $1.00 par value - 2,500,500 and
			2,500,000 shares authorized; 2,500,350 and 2,500,000 shares
			issued and outstanding in 2013 and 2012, respectively	2,500,350	2,500,000

			Gross paid in and contributed surplus	372,719,681	22,720,031
			Unassigned funds	(247,873,763)	38,966,032
			Total surplus	124,845,918	61,686,063

			Total capital stock and surplus	127,346,268	64,186,063

			TOTAL LIABILITIES, CAPITAL STOCK AND
TOTAL ADMITTED ASSETS	$2,294,570,383	$128,478,108	SURPLUS	$2,294,570,383	$128,478,108

See notes to statutory-basis financial statements.

INDEPENDENCE LIFE AND ANNUITY COMPANY

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

	2013	2012	2011
INCOME:
Premiums and annuity considerations	$(392,503)	$(403,249)	$(436,075)
Net investment income	3,296,502	3,470,742	3,536,652
Amortization of interest maintenance reserve	232,341	193,414	158,652
Commissions and expense allowances on reinsurance ceded	103,739,784	-	-
Income from fees associated with investment management,
administration and contract guarantees from Separate Accounts	1,020,418	1,028,865	1,100,802
Other income	(12,743,251)	160,093	175,567

Total income	95,153,291	4,449,865	4,535,598

BENEFITS AND EXPENSES:
Death benefits	2,366,673	1,655,358	2,623,934
Surrender benefits and withdrawals for life contracts	2,580,855	4,160,381	1,838,369
Interest and adjustments on contracts or deposit-type contract funds	10,591	16,261	17,822
Payments on supplementary contracts with life contingencies	31,222	31,222	31,223
(Decrease) increase in aggregate reserves for life and accident and
health policies and contracts	(962,202)	(2,988,503)	292,201

Total benefits	4,027,139	2,874,719	4,803,549

Commissions and expense allowances on reinsurance assumed	103,739,784	-	-
General insurance expenses	1,137,969	186,507	327,107
Insurance taxes, licenses and fees, excluding federal income taxes	144,968	111,916	25,210
Net transfers from Separate Accounts	(2,837,724)	(2,061,822)	(3,352,299)
Investment income on funds withheld ceded	(12,911,624)	-	-

Total benefits and expenses	93,300,512	1,111,320	1,803,567

Net gain from operations before federal income taxes and
net realized capital gains	1,852,779	3,338,545	2,732,031

Federal income tax expense, excluding tax on
capital gains	617,996	968,331	667,513

Net gain from operations after federal income taxes and
before net realized capital gains	1,234,783	2,370,214	2,064,518

Net realized capital gains less capital gains tax and
transfers to the interest maintenance reserve	10,683	32,103	1,995,063

NET INCOME	$1,245,466	$2,402,317	$4,059,581

See notes to statutory-basis financial statements.

INDEPENDENCE LIFE AND ANNUITY COMPANY

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

	2013	2012	2011

CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$64,186,063	$61,818,258	$58,578,562

Net income	1,245,466	2,402,317	4,059,581

Change in net unrealized capital gains (losses), less capital gains tax	(288,000,000)	-	-

Change in net deferred income tax	39,158	(137,404)	(1,297,280)

Change in non-admitted assets	(15,160)	77,681	585,817

Change in asset valuation reserve	(109,259)	25,211	(115,213)

Cumulative effect of changes in accounting principles (Note 1)	-	127,680	-

Capital changes	350	(41,722)	-

Changes in paid-in and contributed surplus	349,999,650	41,722	-

Surplus change from SSAP 10R	-	(127,680)	6,791

CAPITAL STOCK AND SURPLUS, END OF YEAR	$127,346,268	$64,186,063	$61,818,258

See notes to statutory-basis financial statements.

	2013	2012	2011

CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$(392,503)	$(403,249)	$(436,075)
Net investment income	3,064,290	4,000,130	3,484,366
Miscellaneous income	104,241,272	1,188,958	1,269,748
Total receipts	106,913,059	4,785,839	4,318,039

Benefits and loss related payments	5,287,253	5,970,953	4,339,661
Net transfers from Separate Accounts	(2,839,240)	(2,113,963)	(3,316,049)
Commissions, expenses paid and aggregate write-ins for deductions	104,335,793	298,423	352,577
Federal income taxes paid	844,631	872,442	1,615,566
Total payments	107,628,437	5,027,855	2,991,755
Net cash from operations	(715,378)	(242,016)	1,326,284

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid	12,048,068	18,193,316	25,547,816
Cost of investments acquired	(363,125,842)	(19,800,760)	(35,498,554)
Net decrease in contract loans and premium notes	1,092,548	2,104,201	408,598
Net cash from investments	(349,985,226)	496,757	(9,542,140)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus, less treasury stock	350,000,000	-	-
Net deposits on deposit-type contracts and other liabilities	(7,246)	(7,282)	(6,448)
Other cash provided (used)	752,973	(115,062)	131,743
Net cash from financing and miscellaneous sources	350,745,727	(122,344)	125,295

Net increase (decrease) in cash, cash equivalents, and short-term investments	45,123	132,397	(8,090,561)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,946,671	1,814,274	9,904,835

End of year	$1,991,794	$1,946,671	$1,814,274

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

During the years ended December 31, 2013, 2012 and 2011, the Company recorded the following non-cash activity: exchanges of debt securitites of $1,069,408, $996,693 and $0, respectively. During the year ended December 31, 2012, the Company recorded the following non-cash activity: change in par value of common stock and change in paid in capital of $41,722 due to redomestication.

See notes to statutory-basis financial statements.

1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The Independence Life and Annuity Company (the “Company”) is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (“Life Holdco”) and manages a block of variable life insurance and fixed annuity policies. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.” The Company is currently writing no new business.

In December 2012, the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) approved the distribution of all of the issued and outstanding shares of the Company to an affiliate, Life Holdco. Sun Life (U.S.) received regulatory approval for the transaction and the Company was distributed effective January 1, 2013.

On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, a Delaware limited liability company, including all of the issued and outstanding shares of Sun Life (U.S.) and its subsidiary, Sun Life Insurance and Annuity Company of New York (the “Sale Transaction”). After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013.

Effective December 10, 2012, after receiving regulatory approval, the Company redomesticated from the State of Rhode Island to the State of Delaware. On February 14, 2013, the security on deposit with the State of Rhode Island for approximately $5.0 million was returned due to the Company’s redomestication. On August 13, 2013, the security on deposit with the State of Arizona for approximately $0.3 million was authorized to be released due to the Company’s redomestication.

On November 15, 2012, the Board of Directors of the Company approved the formation of a wholly-owned subsidiary, Sun Life Financial (U.S.) Reinsurance Company II (“SLDE”). SLDE was incorporated on December 28, 2012. See additional disclosure in Note 2.

BASIS OF PRESENTATION

The accompanying statutory-basis financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting principles prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Delaware Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted principles by the State of Delaware.

As of December 31, 2013 and 2012, the Commissioner has not permitted the Company to use any accounting practices that would cause the Company’s earnings or financial position to deviate from NAIC SAP.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

As of December 31, 2011, prior to the Company’s redomestication from the State of Rhode Island to the State of Delaware, the Superintendent of Insurance of the State of Rhode Island did not permit the Company to use any accounting practices that would cause the Company’s earnings or financial position to deviate from NAIC SAP.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences that affect the Company are as follows:

•
Statutory accounting principles do not recognize deferred policy acquisition costs and statutory non-admitted assets, such as prepaid expenses and receivables aged greater than 90 days. These assets are recognized under GAAP.

•
Under statutory accounting, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts, whereas under GAAP, contracts that do not subject the Company to significant risks arising from policyholder mortality or morbidity would be accounted for in a manner consistent with the accounting for interest bearing or other financial instruments.

•	Actuarial assumptions and reserving methods differ under statutory accounting and GAAP.
•	Under statutory accounting, an asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established, but are not under GAAP.
•	Under statutory accounting, there are certain limitations on net deferred tax assets.
•
Under statutory accounting, fixed maturity securities are generally carried at amortized cost. Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value; changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income.

•
Under statutory accounting, contracts that contain an embedded derivative are not bifurcated between components and are accounted for consistent with the host contract, whereas under GAAP the embedded derivative would be bifurcated from the host contract and accounted for separately unless the entire hybrid instrument is carried at fair value with changes in fair value reflected in GAAP earnings.

•
Under statutory accounting, certain reinsurance transactions are accounted for using deposit accounting and assets and liabilities are reported net of reinsurance, whereas under GAAP, these transactions qualify for reinsurance accounting and assets and liabilities are reported gross of reinsurance.

•
GAAP requires that for certain reinsurance arrangements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, then the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets; Statutory accounting principles do not contain a similar requirement.

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECONCILIATION OF STATUTORY FINANCIAL STATEMENTS, AS FILED, AND AUDITED STATUTORY BASIS FINANCIAL STATEMENTS

Each year the Company files its annual statutory financial statements on March 1.  Subsequent to this filing, the annual independent audit of the statutory financial statements is performed.  Presented below is a reconciliation of amounts reported in the annual statement and those amounts reported in the audited statutory-basis financial statements for the year ended December 31, 2013. Total admitted assets and liabilities were increased by $10.3 million and total income and benefits and expenses were increased by $12.8 million related to the Company’s assumed and ceded coinsurance funds withheld reinsurance. There was no impact to surplus, net income or cash flows.

	As reported in the Annual Statement	Adjustment	As reported herein

Total Admitted Assets	$ 2,284,258,338	$ 10,312,045	$ 2,294,570,383
Total Liabilities	(2,156,912,070)	(10,312,045)	(2,167,224,115)
Total Capital & Surplus	$ 127,346,268	$ -	$ 127,346,268

	As reported in the Annual Statement	Adjustment	As reported herein
Total Income	$ 82,391,799	$ 12,761,492	$ 95,153,291
Total Benefits and Expenses	(80,539,020)	(12,761,492)	(93,300,512)
Net Gain from Operations	$ 1,852,779	$ -	$ 1,852,779

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, aggregate reserves for life policies and contracts, liability for deposit-type contracts, deferred income taxes, and provision for income taxes.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments and debt securities. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-based financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities. The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition. Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

INVESTED ASSETS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are carried at amortized cost using the scientific method, except for those securities where the NAIC designation has fallen to 6 and the fair value has fallen below amortized cost, in which case they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC designation methodology to be used for December 31, 2010 and thereafter. The designations for these residential and commercial mortgage-backed securities (“RMBS” and “CMBS”, respectively) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendors corresponding to each NAIC designation. Comparisons were initially made to the model based on amortized cost. Where the resulting designation was a NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC designation. There was no impact to surplus due to RMBS and CMBS securities placed under regulatory review.

The definition of structured securities under Statement of Statutory Accounting Principles (“SSAP”) No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations. The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts.

Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition.  If the collection of all contractual cash flows is not probable, an other-than-temporary impairment (“OTTI”) may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTED ASSETS (CONTINUED)

Investments in Subsidiaries

Investments in subsidiaries are carried at values based on the underlying statutory equity of the investee. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.

The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES (CONTINUED)

As of December 31, 2011, the Company accounted for income taxes in accordance with SSAP No. 10R,  Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”). See Note 1, Accounting Pronouncements and Note 12 for additional income tax disclosures surrounding the change in accounting principle.

INCOME AND EXPENSES

The Company has no direct life premiums. Ceded and assumed life premiums are calculated based on the net amount at risk. Annuity considerations are recognized as revenue when received. Expenses are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits (the “variable separate accounts”). Contracts for which funds are invested in the variable separate accounts are individual variable life insurance contracts.

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable separate accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the variable separate accounts are carried at fair value. The investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable separate accounts.

The activity of the separate accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.
•	The activity related to the guaranteed minimum death benefit (“GMDB”) which is reflected in the Company’s financial statements.
•	Premiums and withdrawals with offsetting transfers to/from the separate accounts are reflected in the Statement of Operations.
•	Transfers from the separate accounts due and accrued, which include accrued expense allowances receivable from the variable separate accounts.
•
The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable separate accounts’ assets held in connection with variable contracts.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). SSAP No. 103 replaces SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale in addition to removing the concept of a qualifying special-purpose entity. The adoption of SSAP No. 103 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2012, the NAIC adopted SSAP No. 101. Under SSAP No. 101, deferred tax assets are admitted based on a realization threshold limitation table. The Company did not have a significant impact to surplus upon adoption. Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, which provided for a three-year reversal period and 15% of adjusted surplus. Changes in classification of surplus due to the adoption of SSAP No. 101 have been recorded in the Statement of Changes in Capital Stock and Surplus.

Effective January 1, 2012, the NAIC revised the disclosure requirements of SSAP No. 100, Fair Value Measurements, to clarify the disclosures of the fair value of financial instruments. The changes in the disclosures have been reflected in Note 10.

Effective December 31, 2011, the NAIC adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”). SSAP No. 5R requires entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. Guarantees made to/or on behalf of a wholly-owned subsidiary, and inter-company and related party guarantees that are considered “unlimited” are exempted from the initial liability recognition. As such, the guidance did not have a significant impact upon adoption.  The additional disclosures required by SSAP No. 5R have been incorporated in Note 2.

Effective January 1, 2011, the NAIC adopted changes to SSAP No. 43R, Loan-backed and Structured Securities, Revised (“SSAP No. 43R”). These changes included broadening the definition of loan-backed and structured securities and clarification of the requirement to bifurcate realized gains and losses between the AVR and the IMR. Neither of the changes had a material impact on the Company's statutory-basis net income or surplus.

Effective January 1, 2011, the NAIC adopted SSAP No. 35R, Guaranty Fund and Other Assessments (“SSAP No. 35R”). SSAP No. 35R modifies the conditions required before recognizing liabilities for insurance-related assessments. The liability is not recognized until the event obligating an entity to pay an imposed or probable assessment has occurred. The adoption of SSAP No. 35R did not have a significant impact on the financial statements of the Company.

2.   RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates. Management believes intercompany revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties. The following is a summary of significant transactions with affiliates.

SLDE, a wholly-owned subsidiary of the Company, was formed for the purpose of reinsuring certain individual life policies issued by Sun Life Assurance Company of Canada (“SLOC”). During 2013, SLDE received a certificate of authority as a special purpose financial captive insurance company pursuant to 18 Del. C. s.6951 et seq., and the Department issued a corresponding licensing order.

Effective November 30, 2013, after receiving regulatory approval, the Company entered into a reinsurance agreement with SLOC, under which SLOC ceded to the Company 100 percent of the risks associated with certain universal life policies issued by SLOC’s United States Branch between January 1, 2000 and February 28, 2006 on a 100 percent coinsurance with funds withheld basis. Simultaneous with the execution of the reinsurance agreement, the Company entered into a retrocession agreement with SLDE under which the Company retroceded 100 percent of the liabilities assumed pursuant to the reinsurance agreement with SLOC. During the fourth quarter of 2013, the Company paid a ceding commission of $103 million to SLOC and SLDE paid a $103 million ceding commission to the Company in accordance with the reinsurance and retrocession agreements. See additional disclosure in Note 6.

Under the terms of the reinsurance and retrocession agreements, the Company recorded a funds withheld receivable from SLOC and a retrocession funds withheld payable in an amount equal to the funds withheld coinsurance reserve on the effective date. The retrocession funds withheld account balance will be adjusted to equal the receivable from SLOC as the funds withheld account is increased or decreased. These transactions resulted in a surplus impact of $0 to the Company. See further disclosures around the reinsurance and retrocession agreements in Note 6.

Prior to the execution of the reinsurance and retrocession agreements described above, the Company issued 350 common shares, $1.00 par value per share, to its sole shareholder, Life Holdco, for a subscription price of $350 million, and purchased 2,880,000 common shares, $100 par value per share, of SLDE for a subscription price of $288 million. See additional disclosure in Note 13.

Administrative Services Agreement and Other

In connection with the Sale Transaction disclosed in Note 1, the Company entered into a new administrative services agreement with its affiliate, SLOC, under which SLOC provides the general administrative services previously provided to the Company by Sun Life U.S. The services provided include personnel, facilities, actuarial, legal and other administrative services on a cost reimbursement basis.

The Company is party to an investment advisory agreement with its affiliate, Sun Capital Advisers LLC (“Sun Capital”), under which Sun Capital acts as investment manager for certain of the Company’s portfolios.

2. RELATED PARTY TRANSACTIONS (CONTINUED)

Administrative Services Agreement and Other (Continued)

The Company is party to a principal underwriter’s agreement with its affiliate, Sun Life Financial Distributors, Inc. (“SLFD”), whereby SLFD provides underwriting and distribution services in connection with certain single premium variable life policies (Variable Life Separate Account) issued by the Company. This agreement replaced the agreement under which Clarendon Insurance Agency, Inc. provided the principal underwriter services to the Company, prior to the Sale Transaction.

The Company was party to a guarantee agreement under which Sun Life U.S. guaranteed payment of obligations of the Company, in connection with any insurance policies or annuity contracts issued by the Company. A prior agreement dated June 25, 1998 was superseded by the Amended and Restated Guarantee dated as of November 11, 2001. Subsequent to the Sale Transaction, the Company and Sun Life U.S. are no longer affiliates and therefore this guarantee terminated effective August 1, 2013. The Company did not issue any subject policies from the inception of the guarantee until the termination of the guarantee and no longer has guarantees or undertakings for the benefit of an affiliate.

The Company had $537,177 and $17,516 due to related parties at December 31, 2013 and 2012, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis. The Company had no amounts due from related parties at December 31, 2013 and 2012.

3.	DEBT SECURITIES

The statement value and fair value of the Company’s debt securities were as follows:

	December 31, 2013
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

US Treasury & Agency	$33,361,051	$222,056	$(2,528,059)	$31,055,048
Residential Mortgage Backed Securities	72,377	5,513	-	77,890
Commercial Mortgage Backed Securities	24,402,375	41,114	(195,318)	24,248,171
Corporate	70,529,403	1,957,679	(414,424)	72,072,658
Asset Backed Securities	3,836,162	-	(23,767)	3,812,395
Grand Total	$132,201,368	$2,226,362	$(3,161,568)	$131,266,162

	December 31, 2012
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

US Treasury & Agency	$33,417,267	$650,140	$(261,483)	$33,805,924
Residential Mortgage Backed Securities	102,354	9,489	-	111,843
Commercial Mortgage Backed Securities	997,529	63,787	-	1,061,316
Corporate	34,265,347	3,648,882	(69,030)	37,845,199
Grand Total	$68,782,497	$4,372,298	$(330,513)	$72,824,282

3.    DEBT SECURITIES (CONTINUED)

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly the contractual maturities for those securities are not shown.

	December 31, 2013		December 31, 2012
	Statement	Estimated	Statement	Estimated
	Value	Fair Value	Value	Fair Value
Due in one year or less	$ 8,902,751	$ 8,981,333	$ 2,653,442	$ 2,692,787
Due after one year through five years	20,622,726	21,880,697	29,932,446	32,169,578
Due after five years through ten years	57,587,243	56,474,314	24,918,715	26,019,993
Due after ten years	16,777,734	15,791,362	10,178,011	10,768,765
Total before asset and mortgage-backed securities	103,890,454	103,127,706	67,682,614	71,651,123
Asset and mortgage-backed securities	28,310,914	28,138,456	1,099,883	1,173,159
Total debt securities	$ 132,201,368	$ 131,266,162	$ 68,782,497	$ 72,824,282

Proceeds from sales and maturities of investments in debt securities during 2013, 2012 and 2011, were $12.0 million, $18.2 million and $25.5 million, respectively; gross gains were $0.4 million, $2.6 million and $3.3 million; and gross losses were $0.0 million, $0.1 million and $0.1 million, respectively.

Debt securities included above with a statement value of approximately $2.7 million and $7.9 million for the years ended December 31, 2013 and 2012, respectively, were on deposit with governmental authorities as required by law.

Investment grade debt securities were 100% of the Company’s total debt securities as of December 31, 2013 and 2012.

The fair values of publicly traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using a fair value model which includes estimates that take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics. A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.

Estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

3. DEBT SECURITIES (CONTINUED)

Other-than-temporary-impairment

The Company recognizes and measures OTTI for structured securities in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the structured security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information such as delinquency rates and loan-to-value ratios.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

3. DEBT SECURITIES (CONTINUED)

Other-than-temporary-impairment (Continued)

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Credit Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a designation downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position  and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the Credit Committee exercises considerable judgment. Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis. No OTTI charge is recorded in the Company’s statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter. A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months. No OTTI charge is recorded in the Company’s statements of operations for unrealized loss on securities related to these issuers.

“Impaired List”- Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s statements of operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value. The Company did not incur write-downs of debt securities, including those subject to SSAP No. 43R, for the year ended December 31, 2013. No OTTI was related to sub-prime and Alternative-A (“Alt-A”) loans. The Company had no OTTI on debt securities for the years ended December 31, 2012 and 2011.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

3. DEBT SECURITIES (CONTINUED)

Other-than-temporary-impairment (Continued)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2013 are as follows:

	Less than 12 months				12 months or more			Total
				Gross			Gross			Gross
		Fair		Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value		Losses	#	Value	Losses	#	Value	Losses

US Treasury and Agency	2	$11,821,994		$(766,766)	2	$9,467,785	$(1,761,293)	4	$21,289,779	$(2,528,059)
Asset Backed Securities	1	3,812,395		(23,767)	-	-	-	1	3,812,395	(23,767)
Commercial Mortgage Backed Securities	5	23,209,436		(195,318)	-	-	-	5	23,209,436	(195,318)
Corporate	18	34,068,641	#	(350,393)	1	435,000	(64,031)	19	34,503,641	(414,424)
Grand Total	26	$72,912,466		$(1,336,244)	3	$9,902,785	$(1,825,324)	29	$82,815,251	$(3,161,568)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2012 are as follows:

	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

US Treasury and Agency	2	$10,969,556	$(261,483)	-	$-	$-	2	$10,969,556	$(261,483)
Corporate	-	-	-	1	430,000	(69,030)	1	430,000	(69,030)
Grand Total	2	$10,969,556	$(261,483)	1	$430,000	$(69,030)	3	$11,399,556	$(330,513)

4.   INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from sales of the remaining investments are reported, net of tax, on the Statement of Operations, but are not included in the computation of net gain from operations. Realized capital gains and losses, including OTTI, as of December 31, 2013, 2012 and 2011 are shown below.

4.   INVESTMENT GAINS AND LOSSES (CONTINUED)

	Years Ended December 31,
	2013	2012	2011

Realized gains (losses):
Debt securities	$427,500	$2,551,367	$3,159,082
Common stock	23,810	-	-
Cash, cash equivalents and short-terms	4,521	(107)	-
Gross realized gains	455,831	2,551,260	3,159,082
Capital gains tax expense (benefit)	164,335	860,838	(7,742)
Net realized gains	291,496	1,690,422	3,166,824
Gains transferred to IMR	(280,813)	(1,658,319)	(1,171,761)
Total	$10,683	$32,103	$1,995,063

The change in net unrealized capital gains (losses) at December 31, 2013 was ($288 million) and was associated with the change in the value of the Company’s investment in its wholly-owned subsidiary, SLDE.   There was no change in net unrealized capital gains (losses) for the years ended December 31, 2012 and 2011.

Deferred tax expense netted in unrealized capital gains (losses) above was $0 at December 31, 2013, 2012 and 2011.

5. NET INVESTMENT INCOME

Net investment income consisted of:
	Years Ended December 31,
	2013	2012	2011

Debt securities	$2,545,323	$2,602,347	$2,724,831
Common stock	407	-	-
Contract loans	828,682	938,424	881,623
Cash, cash equivalents and short-term investments	3,447	2,343	4,574
Other investment income	651	696	(66)
Gross investment income	3,378,510	3,543,810	3,610,962

Investment expenses	82,008	73,068	74,310
Net investment income	$3,296,502	$3,470,742	$3,536,652

The Company’s policy is to exclude all investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus at December 31, 2013 and 2012, respectively.

6. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of specified individual variable life insurance contracts of the Company. Under this agreement, certain individual life mortality benefits are reinsured on a monthly-renewable term basis. The agreement provides that the unrelated company will reinsure amounts above the lesser of Company’s retention of 50% of the amount issued or $50,000.

See Note 2 for disclosure regarding the reinsurance and retrocession agreements, effective November 30, 2013.

The effects of reinsurance were as follows:

	Years Ended December 31,
	2013	2012	2011
Premiums and annuity considerations:
Assumed - Affiliated	$2,099,566,338	$-	$-
Ceded - Non-Affiliated	(392,503)	(403,249)	(436,075)
Ceded - Affiliated	(2,099,566,338)	-	-
Net premiums and annuity considerations	$(392,503)	$(403,249)	$(436,075)

Insurance and other individual policy benefits and claims:
Direct	$2,872,060	$1,874,135	$2,939,046
Assumed - Affiliated	8,586,422	-	-
Ceded - Non-Affiliated	(474,165)	(187,555)	(283,889)
Ceded - Affiliated	(8,586,422)	-	-
Net policy benefits and claims	$2,397,895	$1,686,580	$2,655,157

The following schedule reflects related party reinsurance information recorded in the Statement of Operations for the year ended December 31, 2013. There are no related party reinsurance transactions for the years ended December 31, 2012 and 2011.

	December 31, 2013
	Assumed	Ceded
Premiums and annuity considerations	$2,099,566,338	$(2,099,566,338)
Commission and expense allowance	103,739,784	(103,739,784)
Policy benefits and changes in reserves	4,156,443,575	(4,156,443,575)

7. RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions. Reserves for life insurance policies retained after reinsurance are based on the 1980 Commissioner’s Standard Ordinary Mortality Tables 4% Net Level Premium. Accumulation and payout annuity reserves are based principally on individual annuity tables at various rates ranging from 5.50% to 6.75% using the Commissioners Annuity Reserve Valuation Method.

The Company does not have in-force any recurring premium life insurance business. Surrender values are not promised in excess of reserves as legally computed.

As of December 31, 2013 and 2012, the Company had $2,423.8 million and $0, respectively, of insurance in force (assumed) for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (assumed) to cover the above insurance as of December 31, 2013 and 2012, totaled $557.6 million and $0, respectively. All of the 2013 insurance is ceded.

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits.

The Company had no significant reserve changes other than normal updates of reserves as of December 31, 2013 and 2012.

8. WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

2013

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2013	% of Total
Subject to discretionary withdrawal:

With fair value adjustment	$ -	$ -	$ -	$ -	0%
At book value less current surrender charge of 5% or more	-	-	-	-	0%
At fair value	-	-	-	-	0%
Total with adjustment or at fair value	$ -	$ -	$ -	$ -	0%
At book value without adjustment
(minimal or no charge or adjustment)	$ 247,694	$ -	$ -	$ 247,694	45%

Not subject to discretionary withdrawal	298,542	-	-	298,542	55%
Total (Gross: Direct +Assumed)	546,236	-	-	546,236	100%
Reinsurance ceded	-	-	-	-
Total (net)	$ 546,236	$ -	$ -	$ 546,236

8.   WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES
      (CONTINUED)
2012

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2012	% of Total
Subject to discretionary withdrawal:

With fair value adjustment	$ -	$ -	$ -	$ -	0%
At book value less current surrender charge of 5% or more	-	-	-	-	0%
At fair value	-	-	-	-	0%
Total with adjustment or at fair value	$ -	$ -	$ -	$ -	0%
At book value without adjustment
(minimal or no charge or adjustment)	$ 250,083	$ -	$ -	$ 250,083	44%

Not subject to discretionary withdrawal	314,578	-	-	314,578	56%
Total (Gross: Direct +Assumed)	564,661	-	-	564,661	100%
Reinsurance ceded	-	-	-	-
Total (net)	$ 564,661	$ -	$ -	$ 564,661

9.	SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in variable separate accounts include individual variable life insurance contracts. The assets of this account are carried at fair value and the investment risk of such securities is retained by the contractholder. These variable products provide minimum death benefits. The minimum guaranteed benefit reserves associated with the unitized separate account are reported in Aggregate reserves for life contracts in the Company’s statements of Admitted assets, Liabilities, Capital stock and Surplus.

The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these variable contracts. Investment income and changes in mutual fund asset values on variable separate accounts are allocated to policyholders and therefore are not reflected in the Statements of Operations of the general account.

For the current reporting year, the Company summarized the reported assets and liabilities from these product lines/transactions into the Independence Variable Life separate account.

The variable separate account assets are legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of legally insulated is supported by section 2932 of the Delaware Insurance Code.

The Company maintained separate account assets totaling $42.2 million and $38.5 million as of December 31, 2013 and 2012, respectively. As of December 31, 2013 and 2012 the Company’s separate account statement included legally insulated assets of $42.2 million and $38.5 million, respectively. There were no assets non-legally insulated from the general account as of December 31, 2013 or 2012.

9. SEPARATE ACCOUNTS (CONTINUED)

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the general account Statement of Operations as a component of Net Transfers from Separate Accounts. The variable separate accounts are non-guaranteed separate accounts, wherein the policyholder assumes substantially all the investment risks and rewards. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The Company had $42.2 million and $38.5 million of non-guaranteed separate account reserves as of December 31, 2013 and 2012, respectively. The Company had $1.1 million and $0.8 million of reserves for minimum death benefit guarantees as of December 31, 2013 and 2012, respectively.

As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for separate account liabilities of $43.0 million and $43.5 million, respectively.

To compensate the general account for the risk taken, the separate account paid risk charges of $0.9 million, $0.9 million and $1.0 million during the years ended December 31, 2013, 2012 and 2011, respectively.

For the years ended December 31, 2013, 2012 and 2011, the general account of the Company paid $0.9 million, $0.4 million and $0.5 million towards separate account guarantees, respectively.

The Company does not engage in securities lending transactions within the separate account.

Below is the reconciliation of Net Transfers to/(from) Separate Accounts:

	Years Ended December 31,
	2013	2012	2011

Transfers to Separate Accounts	$-	$-	$-
Transfers from Separate Accounts	(2,837,724)	(2,061,822)	(3,352,299)
Net Transfers from Separate Accounts on the Statement of Operations	$(2,837,724)	$(2,061,822)	$(3,352,299)

9.   SEPARATE ACCOUNTS (CONTINUED)

An analysis of the separate account reserves as of December 31, 2013 and 2012 are as follows:

2013

		Nonindexed Guarantee Less than/equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, considerations
or deposits		$ -	$ -	$ -

Reserves
For accounts with assets at:
	Fair Value	-	41,805,612	41,805,612
	Total Reserves	$ -	$ 41,805,612	$ 41,805,612

By withdrawal characteristics:
	With Fair Value adjustment	$ -	$ -	$ -
	At fair value	-	41,805,612	41,805,612
	Subtotal	-	41,805,612	41,805,612
Not subject to discretionary
	withdrawal	-	-	-
	Total	$ -	$ 41,805,612	$ 41,805,612

2012
		Nonindexed Guarantee Less than/equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, considerations
or deposits		$ -	$ -	$ -

Reserves
For accounts with assets at:
	Fair Value	-	38,128,443	38,128,443
	Amortized Cost	-	-	-
	Total Reserves	$ -	$ 38,128,443	$ 38,128,443

By withdrawal characteristics:
	With Fair Value adjustment	$ -	$ -	$ -
	At fair value	-	38,128,443	38,128,443
	Subtotal	-	38,128,443	38,128,443
Not subject to discretionary
	withdrawal	-	-	-
	Total	$ -	$ 38,128,443	$ 38,128,443

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s balance sheet are categorized as   follows:

Level 1

• Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities   and investments in publicly-traded mutual funds with quoted market prices.

Level 2

• Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

· Quoted prices for similar assets or liabilities in active markets,
· Quoted prices for identical or similar assets or liabilities in non-active markets,
· Inputs other than quoted market prices that are observable, and
· Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the government, municipal bonds, structured notes and certain ABS including collateralized debt obligations, RMBS, CMBS, certain corporate debt, and certain private equity investments.

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments and certain mutual fund holdings.

There have been no significant changes made in valuation techniques during 2013 and 2012.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2013 are as follows:

Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Separate Accounts assets (a)	$ 42,217,073	$ -	$ -	$ 42,217,073
Total assets at fair value	$ 42,217,073	$ -	$ -	$ 42,217,073

10.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

 The Company’s assets and liabilities by classification measured at fair value as of December 31, 2012 are as follows:

Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Separate Accounts assets (a)	$ 38,541,420	$ -	$ -	$ 38,541,420
Total assets at fair value	$ 38,541,420	$ -	$ -	$ 38,541,420

(a) Separate Accounts assets include invested assets carried at fair value. There is no investment income receivable at December 31, 2013 and 2012, respectively.

The Company transfers assets into or out of levels at the fair value as of the beginning of the reporting period. Transfers made are the result of changes in the level of observability of inputs used to price assets as well as changes in NAIC designations. No transfers between levels 1 and 2 occurred during the years ended December 31, 2013 and 2012.

There are no assets or liabilities carried at fair value categorized as Level 3 and no transfers to/from assets or liabilities categorized as Level 3 for years ended December 31, 2013 and 2012.

The following table presents the carrying amounts and estimated fair values of the Company’s financial    instruments for the period ended December 31, 2013:

	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)

Cash, cash equivalents and
short-term investments	$ 1,991,794	$ 1,991,794	$ 1,991,794	$ -	$ -	$ -
Debt securities	131,266,162	132,201,368	31,055,048	88,476,111	11,735,003	-
Contract loans	16,978,386	16,978,386	-	16,978,386	-	-
Separate account assets	42,217,073	42,217,073	42,217,073	-	-	-

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments for the period ended December 31, 2012:

	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)

Cash, cash equivalents and
short-term investments	$ 1,946,671	$ 1,946,671	$ 1,946,671	$ -	$ -	$ -
Debt securities	72,824,282	68,782,497	33,805,924	38,553,985	464,373	-
Contract loans	20,702,632	18,070,934	-	-	20,702,632	-
Separate account assets	38,541,420	38,541,420	38,541,420	-	-	-

Contractholder deposit funds and other policyholder liabilities	(7,246)	(7,246)	-	-	(7,246)	-

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments – The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities – The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics. A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.

The Company’s ability to liquidate positions in privately-placed fixed maturity securities could be impacted to a significant degree by the lack of an actively traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Contract loans - The carrying value of contract loans approximates fair value.

Separate accounts – The estimated fair values of assets and liabilities are valued with the same methodology described above. Separate Account assets include common stocks.

Contractholder deposit funds and other policyholder liabilities – The fair values of the Company’s general account insurance reserves and liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

11. STATUTORY INVESTMENT VALUATION RESERVES

The AVR provides a reserve for losses from investments in debt securities with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on debt securities which relate to changes in levels of interest rates are charged or credited to the IMR and amortized into income over the remaining contractual life of the security sold.

The table shown below presents changes in the AVR and IMR:

	December 31, 2013		December 31, 2012
	AVR	IMR	AVR	IMR

Balance, beginning of year	$256,286	$2,860,288	$281,497	$1,395,382

Net realized investment gains,
net of tax - General Account	15,476	280,813	-	1,658,320

Less amortization of net investment gains	-	(232,338)	-	(193,414)

Increase in reserve based upon SVO requirements	106,164	-	18,603	-

Balance, before transfers	377,926	2,908,763	300,100	2,860,288

Adjustment down to maximum	(12,381)	-	(43,814)	-
Balance, end of year	$365,545	$2,908,763	$256,286	$2,860,288

12. FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2013 and 2012.

The following table provides the components of the Company’s deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) as of December 31, 2013 and 2012. The net admitted DTA was calculated under SSAP No. 101 for the years ended December 31, 2013 and 2012.

	December 31, 2013			December 31, 2012			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$ 451,862	$ -	$ 451,862	$ 412,704	$ -	$ 412,704	$ 39,158	$ -	$ 39,158
Statutory Valuation Allowance Adjustments	-	-	-	-	-	-	-	-	-
Adjusted Gross Deferred Tax Assets	451,862	-	451,862	412,704	-	412,704	39,158	-	39,158
Deferred Tax Assets Nonadmitted	252,025	-	252,025	236,865	-	236,865	15,160	-	15,160
Subtotal Net Admitted Deferred Tax Assets	199,837	-	199,837	175,839	-	175,839	23,998	-	23,998
Deferred Tax Liabilities	-	-	-	-	-	-	-	-	-
Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability)	$ 199,837	$ -	$ 199,837	$ 175,839	$ -	$ 175,839	$ 23,998	$ -	$ 23,998

The following table provides a reconciliation of the impact of adoption of SSAP No. 101, as of December 31, 2012:

Change in Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) under SSAP No. 101	$ (59,723)
Less: Tax effect of unrealized gains/(losses)	-
Less: Change in net admitted deferred tax assets as a result of the adoption of SSAP No. 101	-
Change in net admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$ (59,723)

Change in Net Deferred Tax Assets Nonadmitted under SSAP No. 101	$ (77,681)
Less: Change in non-admitted deferred tax assets as a result of the adoption of SSAP No. 101	-
Change in non-admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$ (77,681)

12. FEDERAL INCOME TAXES (CONTINUED)

The following table provides component amounts of the Company's net admitted DTA calculation by tax character. The components of the admission calculation were performed under paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c of SSAP No. 101 and the risk-based capital level used to determine the recovery period and threshold limitation amount for the years ended December 31, 2013 and 2012.

	December 31, 2013			December 31, 2012			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a) Admitted Pursuant to 11.a.	$ 199,837	$ -	$ 199,837	$ 175,839	$ -	$ 175,839	$ 23,998	$ -	$ 23,998
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	-	-	-	-	-	-	-	-	-
(c) 11.b.i	-	-	-	-	-	-	-	-	-
(d) 11.b.ii	XXX	XXX	19,071,965	XXX	XXX	9,601,534	XXX	XXX	9,470,431
(e) Admitted Pursuant to 11.c.	-	-	-	-	-	-	-	-	-
(f) Total admitted under 11.a. - 11.c.	199,837	-	199,837	175,839	-	175,839	23,998	-	23,998
(g) Deferred tax liabilities	-	-	-	-	-	-	-	-	-
Net admitted deferred tax asset/liability	$ 199,837	$ -	$ 199,837	$ 175,839	$ -	$ 175,839	$ 23,998	$ -	$ 23,998

	2013	2012
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	490%	14016%

Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$ 127,146,431	$ 64,010,224

The following table provides the impact of tax planning strategies, if used in the Company's SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.

		December 31, 2013		December 31, 2012		Change
Description		Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies

Determination of adjusted gross deferred tax assets and net admitted deferred assets, by tax character as a percentage
1	Adjusted Gross DTAs	$ 451,862	$ -	$ 412,704	$ -	$ 39,158	$ -
2	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
3	Net admitted Adjusted Gross DTAs	$ 199,837	$ -	$ 175,839	$ -	$ 23,998	$ -
4	Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

12.	FEDERAL INCOME TAXES (CONTINUED)

The Company’s tax planning strategy does not include the use of reinsurance-related strategies.

Current income taxes incurred consist of the following major components for the years ended December 31,
2013, 2012, and 2011.
	Years Ended December 31,			Change	Change
	2013	2012	2011	2013 - 2012	2012 - 2011
Current Income Tax

Federal tax expense from operations	$ 617,996	$ 968,331	$ 667,513	$ (350,335)	$ 300,818
Federal income tax on net capital gains	164,335	860,838	540,905	(696,503)	319,933
Utilization of capital loss carry-forwards	-	-	(548,647)	-	548,647
Current income tax expense	$ 782,331	$ 1,829,169	$ 659,771	$ (1,046,838)	$ 1,169,398

The main components of deferred tax assets and deferred tax liabilities as of December 31, 2013 and 2012 are as follows:

	December 31, 2013	December 31, 2012	Change
Deferred Tax Assets:

Ordinary
Policyholder reserves	$ 373,066	$ 302,418	$ 70,648
Investments	11,342	20,222	(8,880)
Other (including items <5% of total ordinary tax assets)	67,454	90,064	(22,610)
Total ordinary deferred tax assets	451,862	412,704	39,158
Statutory valuation allowance adjustment	-	-	-
Nonadmitted	252,025	236,865	15,160

Admitted ordinary deferred tax assets	199,837	175,839	23,998
Capital	-	-	-

Admitted deferred tax assets	$ 199,837	$ 175,839	$ 23,998

Deferred Tax Liabilities:

Ordinary	$ -	$ -	$ -
Capital	-	-	-

Deferred tax liabilities	$ -	$ -	$ -

Net admitted deferred tax assets/liabilities	$ 199,837	$ 175,839	$ 23,998

12. FEDERAL INCOME TAXES (CONTINUED)

The change in net deferred income taxes during 2013 and 2012 is comprised of the following:

Description	December 31, 2013	December 31, 2012	December 31, 2011	Change 2013-2012	Change 2012-2011
Total deferred tax assets	$ 451,862	$ 412,704	$ 550,108	39,158	(137,404)
Total deferred tax liabilities	-	-	-	-	-
Change in net deferred income tax	$ 451,862	$ 412,704	$ 550,108	$ 39,158	$ (137,404)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes. The significant items causing this difference at December 31, 2013, 2012 and 2011 are as follows:

	December 31, 2013			December 31, 2012			December 31, 2011
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Income before taxes	$ 1,852,779	$ 648,473	28.1%	$ 3,338,545	$ 1,168,491	19.8%	$ 2,732,031	$ 956,211	16.2%
Pre-tax capital gains - Pre IMR	455,832	159,541	6.9%	2,551,261	892,941	15.2%	3,159,082	1,105,679	18.8%
Dividends Received Deduction	(39,516)	(13,831)	-0.6%	(125,981)	(44,094)	-0.7%	(174,322)	(61,013)	-1.0%
IMR	(232,341)	(81,319)	-3.5%	(193,414)	(67,695)	-1.2%	(158,652)	(55,528)	-1.0%
Prior year over/under accrual	86,597	30,309	1.3%	48,371	16,930	0.3%	33,440	11,704	0.2%
Total statutory income taxes		$ 743,173	32.2%		$ 1,966,573	33.4%		$ 1,957,053	33.2%

Federal income taxes incurred		$ 782,331	33.9%		$ 1,829,169	31.1%		$ 659,772	11.2%
Change in net deferred income taxes		(39,158)	-1.7%		137,404	2.3%		1,297,281	22.0%
Total statutory income taxes		$ 743,173	32.2%		$ 1,966,573	33.4%		$ 1,957,053	33.2%

At December 31, 2013, the Company has no net operating losses carryforwards and no capital loss carryforwards.

At December 31, 2013, the following are income tax expenses incurred in the current and prior years that will be available for recoupment in the event of future net losses:

Year	Amount
2013	$ 754,414
2012	$ 1,832,413
2011	$ 672,741

12. FEDERAL INCOME TAXES (CONTINUED)

The Company files federal income tax returns and income tax returns in various state and local jurisdictions. With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2007.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s 2003 and 2004 tax years. The
Company disagreed with some of the adjustments and filed a protest, which was assigned to Appeals in 2009. On May 27, 2010 the IRS held opening conference for the 2003 and 2004 Appeal. The Company is involved in discussions with the IRS to reach a resolution. On January 6, 2011 the IRS issued a Revenue Agent’s Report for the Company for tax years 2005 and 2006. The Company disagrees with some of the issues and filed a protest, which was assigned to Appeals in 2013. In December 2013, the IRS issued a Revenue Agent’s Report for the Company’s 2007, 2008 and 2009 tax years. The Company disagrees with some of the issues and is in the process of filing the protest.

While the final outcome of future tax examinations is not determinable, the Company does not believe that any potential adjustments would be material to the financial statements of the Company.

The Company will file a consolidated federal income tax return with SLC - U.S. Ops Holdings for the year ended December 31, 2013, as the Company did for the year ended 2012 and 2011. See further details below. The Company has written agreement approved by the Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis, with a final true up after filing of the federal income tax return, as prescribed by the terms of the tax sharing agreement.

The Company will file a consolidated federal income tax return for 2013 with the following affiliates:

Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	Massachusetts Financial Services Company
Sun Life Financial (U.S.) Holdings, Inc.	MFS Investment Management Co., LLC
Sun Life Financial (Japan), Inc.	MFS Fund Distributors, Inc.
Sun Life Financial (U.S.) Finance, Inc.	MFS Service Center, Inc.
Sun Canada Financial Co.	MFS Institutional Advisors, Inc.
Sun Life Financial Distributors, Inc.	MFS Heritage Trust Company
Clarendon Insurance Agency, Inc.	California Benefits Dental Plan
Sun Life of Canada (U.S.) Holdings, Inc.	Sun Life Administrators (U.S.), Inc.
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Dental Holdings, Inc.
Sun Life Assurance Company of Canada (U.S.)	Sun Life Financial (U.S.) Services Company, Inc.
Sun Life Insurance and Annuity Company of New York	Professional Insurance Company
Sun Life Financial (U.S.) Reinsurance Company	Sun Life Financial (U.S.) Delaware Finance, LLC
Sun Life Financial (U.S.) Reinsurance Company II	1924 Capital Management, LLC

*In connection with the sale transaction, Sun Life Assurance Company (U.S.), Sun Life Insurance and Annuity Company of New York, and Clarendon Insurance Agency ceased being the affiliates of the Company and the consolidated group members effective upon closing, but will be included in the 2013 consolidated federal income tax return for the period from January 1, 2013 to July 31, 2013.

13. CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

Prior to December 10, 2012, the Company was authorized to issue 5,000,000 shares of common stock with $1.00 par value per share; 2,541,722 shares were issued and outstanding. Effective December 10, 2012, after receiving regulatory approval, the Company redomesticated from the State of Rhode Island to the State of Delaware. In connection with the redomestication, the Company revised and re-enacted its organizational documents and altered its capital structure to authorize 2,500,000 shares of common stock, $1.00 par value per share. Upon completion of the redomestication, the Company issued 2,500,000 shares of common stock to its sole shareholder, Sun Life (U.S.), and cancelled the share certificate formerly held by Sun Life (U.S.), which represented 2,541,722 shares of common stock. The difference in share value was recorded to gross paid-in and contributed surplus as per SSAP No. 72.

Effective November 20, 2013, the Company amended its Certificate of Incorporation to authorize 500 additional shares of common stock, $1.00 par value per share. As disclosed in Note 2, on November 25, 2013, the Company issued 350 common shares to its sole shareholder, Life Holdco, for a subscription price of $350 million.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of:  (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the Company's statutory net gain from operations for the preceding calendar year, not including realized capital gains. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were paid to the Company’s shareholder during 2013, 2012 or 2011.

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items at December 31, 2013 and 2012 was as follows:

	2013	2012
Net unrealized capital losses	$(288,000,000)	$-
Non-admitted assets	252,025	236,865
Asset valuation reserve	(365,545)	(256,286)

14.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company has met the minimum RBC requirements at December 31, 2013 and 2012.

15.	COMMITMENTS AND CONTINGENT LIABILITIES

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company has no direct leases for facilities and equipment. Total rental expenses allocated to the Company were approximately $12,747, $7,230 and $16,962 for the years ended December 31, 2013, 2012 and 2011, respectively.

16.	SUBSEQUENT EVENTS

Subsequent events were evaluated through the issuance of the audited statutory-basis financial statements, which were made available on April 30, 2014. No events were identified subsequent to the filing of the Company’s Annual Statement on March 1, 2014.

*****

INDEPENDENCE VARIABLE LIFE SEPARATE ACCOUNT
Registration Statement on Form S-6
Cross-Reference Sheet

Form N-8B-2
Item No.	Caption in Prospectus
1	Cover Page
2	Cover Page
3	Inapplicable
4	Distribution Agreements and Other Contractual Arrangements
5	How is Keyport America Regulated?
6	The Variable Account
9	Legal Proceedings
10(a)	Other Policy Features
10(b)	Principal Policy Features
10(c),(d),(e)	Death Benefit, Cash Value of the Policy; Exchange of Policy During First 24 Months; Default and Lapse Options; Is there a short-term cancellation right or "Free Look"?; Transfer Option; Premiums
10(f),(g),(h)	Voting Rights; Rights Reserved by Keyport America
10(i)	Limits to Keyport America's Right to Challenge the Policy; Payment of Proceeds
11	The Variable Account
12	Who are Keyport America and Keyport?; What are the Sub-Accounts of the Variable Account?; Distribution Agreements and other Contractual Agreements
13
Illustrations of Death Benefits and Cash Values; Charges Deducted from the Premium; Charges Against the Eligible Funds; Distribution Agreements and Other Contractual Arrangements; Charge for Insurance Company's Income Taxes; Appendix A

14	Investment Base; Distribution and Service Agreements
15	Premiums; Additional Premium Payments to Increase the Guaranteed Minimum Death Benefit
16	Investments of the Variable Account
17	Captions referenced under Items 10(c),(d) and (e) above
18	The Variable Account; Net Investment Performance
19	Reports; Distribution Agreements and Other Contractual Arrangements
20	Inapplicable
21	Loan Provision
22	Inapplicable
23	Distribution Agreements and Other Contractual Arrangements
24	Inapplicable
25	Who are Keyport America and Keyport?
26	Inapplicable
27	Who are Keyport America and Keyport?
28	Management
29	Who are Keyport America and Keyport?
30	Inapplicable
31	Inapplicable
32	Inapplicable
33	Inapplicable
34	Inapplicable
35	Who are Keyport America and Keyport?
36	Inapplicable
37	Inapplicable
38	Distribution Agreements and Other Contractual Arrangements
39	Distribution Agreements and Other Contractual Arrangements
40	Inapplicable
41(a)	Distribution Agreements and Other Contractual Arrangements
42	Inapplicable
43	Inapplicable
44(a)	Investments of the Variable Account; Investment Base
44(b)	Charges and Expenses; Appendix B; Appendix C
45	Inapplicable
46	Investments of the Variable Account; Captions referenced under Items 10(c),(d) and (e) above; Appendix B; Appendix C
47	Inapplicable
48	Inapplicable
49	Inapplicable
50	Inapplicable
51
Cover Page; Death Benefit; Charges Deducted from the Premium; Charges Against the Eligible Funds; Exchange of Policy During First 24 Months; Payment Options; Other Policy Features; Premiums; Distribution Agreements and Other Contractual Arrangements

52	Rights Reserved by Keyport America
53	Tax Considerations
54	Inapplicable
55	Inapplicable
59	Financial Statements

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet

A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

The prospectus consisting of 77 pages incorporated by reference to Amendment 11 to Form S-6, filed April 28, 1995 (File No. 002-96605).

The undertakings and representations incorporated by reference to Amendment 12 to Form S-6, filed July 28, 1997 (File No. 002-96605).

The signatures.

The following exhibits:

A.	(1) June 29, 1984 Resolution of the Board of Directors of Independence Life and Annuity Company incorporated by reference to Amendment to Form S-6, filed on April 30, 1987 (File No. 002-96605).
(2) Not applicable.
(3) Principal Underwriters Agreement.
(4) Not applicable.
(5)
Specimen of Variable Life Insurance Policy, including Application incorporated by reference to Amendment to Form S-6, filed June 27, 1985 (File No. 002-96605).  Specimen of Variable Life Insurance Riders incorporated by reference to Amendment to Form S-6, filed March 22, 1988 (File No. 002-96605). Specimen of Single Premium Variable Life Policy Amendment incorporated by reference to Amendment to Form S-6, filed on April 10, 1990 (File No. 002-96605).

(6)
Certificate of Incorporation and By-Laws incorporated by reference to Amendment to Form S-6, filed April 30, 1987 (File No. 2-96605).  Restated Articles of Re-domestication incorporated by reference to Amendment to Form S-6, filed April 10, 1990 (File No. 2-96605). Restated Articles of Re-domestication and By-Laws are incorporated by reference to Amendment to Form S-6, filed on April 28, 1995 (File No. 2-96605).

(7) Not Applicable.
(8) Services Agreement between Sun Life Assurance Company of Canada and Principal Underwriter.
(9)
Memorandum Describing Independence Life and Annuity Company’s Insurance, Transfer and Redemption Procedures incorporated by reference to Amendment to Form S-6, filed on March 22, 1988 (File No. 002-96605).

(10) Not applicable.
(11) Not applicable.
2.	Opinion of Attorney as to the legality of the securities being registered.
3.	Opinion of Actuary is incorporated by reference to Amendment to Form S-6, filed on December 12, 1989 (File No. 002-96605).
4.	Powers of Attorney.
5.	Board Resolution authorizing use of Powers of Attorney.
6.	Auditor Opinion.
7.	Representation of Counsel pursuant to Rule 485(b).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Independence Variable Life Separate Account, (certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and) has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and attested, in the town of Wellesley Hills, Massachusetts, on the 1st day of May, 2014.

INDEPENDENCE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

INDEPENDENCE LIFE AND ANNUITY COMPANY
(Depositor)

By: /s/ Donald G. Lawrence* Donald G. Lawrence President

*By: /s/ Susan J. Lazzo Susan J. Lazzo Assistant Vice President & Senior Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Independence Life and Annuity Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Donald G. Lawrence*	President and Director	May 1, 2014
Donald G. Lawrence	(Principal Executive Officer)

/s/ Vincent A. Montiverdi*	Vice President and Controller	May 1, 2014
Vincent A. Montiverdi	(Principal Financial Officer) (Principal Accounting Officer)

*By: /s/ Susan J. Lazzo	Attorney-in-Fact for:	May 1, 2014
Susan J. Lazzo

Scott M. Davis, Director

*Susan J. Lazzo has signed this document on the indicated date on behalf of the above Directors pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is included herein as Exhibit 5. Powers of attorney are included as Exhibit 4.

EXHIBIT LIST

A.(3)	Principal Underwriter Agreement between Independence Life and Annuity Company and Sun Life Distributors, Inc.

A.(8)	Principal Underwriter Services Agreement between Sun Life Assurance Company of Canada and Sun Life Distributors, Inc.

2	Opinion of Attorney

4	Powers of Attorney

5	Board Resolution

6	Opinion of Deloitte & Touche

7	Representation of Counsel Pursuant to Rule 485(b)